Two Harbors Investment Corp. Mini Webinar Series March 2013 Mortgage REIT Primer

Welcoming Remarks July Hugen Director of Investor Relations 2

Safe Harbor Statement Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operating costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates or the availability of financing, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, the inability to acquire mortgage loans or securitize the mortgage loans we acquire, the impact of new or modified government mortgage refinance or principal reduction programs, and unanticipated changes in overall market and economic conditions. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation is not investment advice and does not constitute an offer or solicitation to buy or sell any security. This presentation is not intended to be, and you should not consider anything in this presentation to be, investment, accounting, tax or legal advice, and you should consult with your own financial advisors, accountants or attorneys regarding your individual circumstances and needs. 3

Real Estate Investment Trust (“REIT”) A Real Estate Investment Trust (REIT) is a company that owns, and in many cases operates, income- producing real estate. Some REITs also engage in financing real estate.1 (1) Source: NAREIT. http://www.reit.com (2) Source: KBW Mortgage REIT Primer, June 2012. ▪ 75% gross income test ▪ 95% gross income test ▪ 75% asset test ▪ Non-investment activities ▪ Must be held by a minimum of 100 stockholders ▪ Must pay out at least 90% of taxable income Mortgage REITs Equity REITs An equity REIT owns, or has equity interest in, rental real estate such as shopping centers, apartments, single-family homes and industrial buildings.1 A mortgage REIT makes or owns loans and other obligations that are secured by real estate collateral.1 To maintain REIT status, the company must adhere to the following criteria:2 4 To be exempt from regulation under the Investment Company Act of 1940, a REIT must pass:2 ▪ 80% qualifying real estate assets test ▪ 55% whole pool test

Industry History 1960 The REIT law is passed on September 14, 1960. REITs were created by Congress in an effort to give all investors the opportunity to invest in real estate. 1986 The Tax Reform Act of 1986 establishes that REITs can own, operate, and manage commercial properties. 1999 The REIT Modernization Act is passed, establishing that: i) REITs can own up to 100% of stock of a taxable REIT subsidiary that can provide services to REIT tenants and others. ii) Minimum Distribution requirement changes from 95% to 90%, to be consistent with REIT rules from 1960- 1980. 1969-1974 REIT expansion takes place as industry assets grow from $1 billion to over $21 billion, primarily fueled by mortgage REITs engaged in land development and construction financing. 1976 The Tax Reform Act of 1976 enables REITs to be established as corporations in addition to business trusts. 2009 During the recession, REITs deleverage and re- equitize balance sheets. Publicly listed REITs access the public capital markets to raise ~$34.7 billion in 87 secondary offerings, nine IPOs and 34 unsecured debt offerings. (1) Source: NAREIT. http://www.reit.com History of REITs1 5

Large Market Sector The total equity market capitalization of the REIT industry is just over $600 billion, of which mortgage REITs represent approximately $59 billion.1 Top 10 Largest Equity REITs Top 10 Largest Mortgage REITs (1) Source: NAREIT. http://www.reit.com . Market cap as of 12/31/2012 (2) Source: Bloomberg. Market cap as of 3/28/2013 6 Company Market Cap2 ($b) Simon Property Group Inc. 49.2 American Tower Corp. 30.4 Public Storage, Inc. 26.2 HCP, Inc. 22.6 Ventas Inc. 21.4 Equity Residential 19.9 General Growth Properties 18.7 Prologis 18.5 Health Care REIT, Inc. 17.7 Weyerhaeuser 17.1 Company Market Cap2 ($b) Annaly Capital Management 15.1 American Capital Agency Corp. 13.0 Two Harbors Investment Corp. 4.5 MFA Financial Inc. 3.3 Chimera Investment Corp. 3.3 Invesco Mortgage Capital Inc. 2.9 Hatteras Financial Corp. 2.7 Armour Residential REIT 2.4 CYS Investments 2.1 American Capital Mortgage Investments 1.5

$22 $59 $0 $10 $20 $30 $40 $50 $60 $70 1971 1976 1981 1986 1991 1996 2001 2006 2011 $ (b il ) Mortgage REITs Two Harbors’ inception in 2009 (1) Source: KBW research Assets secured by mortgage loans on commercial properties. Three types: Agency REITs, non-Agency REITs and Hybrid REITs. There are two types of mortgage REITs: residential REITs and commercial REITs. Commercial Mortgage REITs Residential Mortgage REITs Mortgage REIT Market Capitalization1 Market Capitalization as of December 31, 2012 7

0% 5% 10% 15% 20% 25% 30% 35% 40% Commercial Banks GSEs & Federal Reserve Other Insurance Cos. Credit Unions Non-Bank Lenders RMBS REITs Foreign Investors Pension / Mutual Funds Long-Term Opportunity Holders of Mortgage Debt Outstanding1 As of Third Quarter 2012 (1) Source: Federal Reserve, Fannie Mae, Freddie Mac, Inside Mortgage Finance, and KBW Research Government involvement in the mortgage industry is currently high. As the government reduces its role, we believe mortgage REITs have an opportunity to provide capital to the industry. 8

Two Harbors Investment Corp. 9  Mission is to be recognized as the industry- leading hybrid mortgage REIT  Objectives are to optimize shareholder value and provide attractive risk-adjusted returns Mission-Based Strategy Two Harbors Today  Largest hybrid mortgage REIT focused on investing in residential mortgage-backed securities  Total RMBS portfolio of $14 billion  $4.5 billion market capitalization1  Talented and deep bench in Minnesota and New York (1) Source: Bloomberg. Market cap as of 3/28/2013 Two Harbors is a hybrid mortgage REIT that invests in the residential mortgage and housing sectors.

110 110 Portfolio Composition (1) “IO” is defined as Interest Only securities; includes Agency Derivatives (“IIOs”) of $301 million as of December 31, 2012. (2) Home Equity Conversion Mortgage loans (“HECM”) are loans that allow the homeowner to convert home equity into cash collateralized by the value of their home. Targeted Capital Allocation Flexible Hybrid Model As of December 31, 2012 $14.0B RMBS Portfolio $ Millions Agency Bonds $11.3B (81%) Non-Agency Bonds $2.7B (19%) 30-Year Fixed $7,950 15-Year Fixed $98 HECM2 $1,907 Other-Fixed $688 IOs and IIOs1 $482 Hybrid ARMs $188 Mezzanine $518 Senior $2,132 Non-Agency Other $4 Portfolio Composition 50% 60% 60% 55% 55% 52% 52% 57% 53% 50% 40% 40% 45% 45% 48% 44% 36% 37% 4% 7% 10% 0% 10% 20% 30% 40% 50% 60% Q4-2010 Q2-2011 Q4-2011 Q2-2012 Q4-2012 Agency Non-Agency Residential Real Properties  Flexibility as a hybrid REIT to take advantage of opportunities in both Agency and non-Agency sectors, including non-securitized assets  Ability to diversify into areas that capitalize on our core competencies  Leverage opportunities and optimize shareholder value 10

110 110 110 Portfolio Performance History 3.5% 3.5% 3.3% 3.1% 2.9% 9.7% 9.7% 9.6% 9.6% 9.5% 4.8% 4.9% 4.6% 4.2% 4.0% – 5.0% 10.0% 15.0% Q4-2011 Q1-2012 Q2-2012 Q3-2012 Q4-2012 Agency RMBS Non-Agency RMBS Aggregate Portfolio $9.08 $9.38 $8.70 $9.24 $9.44 $9.90 $9.73 $9.30 $9.03 $9.67 $9.94 $11.44 $11.54 $0.26 $0.36 $0.33 $0.39 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.36 $0.55 $0.20 $0.30 $0.40 $0.50 $0.60 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Divi d en d ( $) B o o k Val u e p er d il u te d Sha re ( $) Book Value Dividend Annualized Yields by Portfolio1 Net Interest Spread Dividends and Book Value per Share2 (1) Agency yield includes impact of Agency Derivatives. Interest income on Agency Derivatives was $7.7 million and $4.0 million for the third and fourth quarter of 2012, respectively, contributing an additional 0.2% and 0.1% to aggregate annualized yields in the third and fourth quarter of 2012. (2) Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share. The $0.55 dividend declared in 4Q12 is not representative of ongoing earnings power. Three Months Ended December 31, 2012 Agency Non-Agency Aggregate Portfolio Annualized Yield2 2.9% 9.5% 4.0% Cost of repurchase agreements (0.6%) (2.6%) (0.7%) Cost of interest rate swaps & swaptions (0.5%) - (0.4%) Cost of financing (1.1%) (2.6%) (1.1%) Net interest spread 1.8% 6.9% 2.9% 11

-10% 10% 30% 50% 70% 90% 110% Delivering Total Return 12 (1) Two Harbors’ total stockholder return is calculated for the period October 29, 2009 through March 28, 2013. Total stockholder return is defined as capital gains on stock price including dividends. Source: Bloomberg. (2) Two Harbors’ total annual stockholder return is calculated for the period December 31, 2011 through December 31, 2012. Source: Bloomberg. (3) Pine River Mortgage REIT index includes: AGNC, NLY, ANH, ARR, CMO, CIM, CYS, HTS, IVR, MFA, PMT, RWT and TWO. (4) “SPXT” represents S&P 500 Total Return Index (SPXT: IND) for the period October 29, 2009 through March 11, 2013. Source: Bloomberg. 137% 72% 58% TWO Pine River Mortgage REIT Index3 SPXT4  Since inception, we have generated total stockholder return of 137%.1  In 2012, we delivered stockholder return of 40%.2 3/28/2013 10/29/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2009

Mortgage REIT Risks Exposure to change in rates Uncertain cash flows Borrower defaults cause losses Mortgage Credit Risk Prepayment Risk Interest Rate Risk Low interest rate exposure Portfolio focused on prepayment stability and upside Attractive loss-adjusted yields Interest Rate Risk Low Prepayment Risk Balance Conservative Stance on Mortgage Credit Two Harbors’ Objective Two Harbors’ Result Definition 1 Liquidity Risk 2 3 4 Moderate Use of Leverage REITs commonly use leverage to enhance returns Attractive returns with prudent leverage 13 Note: The risks identified on this slide represent only some of the risks that are relevant to Two Harbors’ business. Additional information concerning these and other risks applicable to Two Harbors is contained in Two Harbor’s most recent filings with the Securities and Exchange Commission.

Attractive Returns With Lower Risk Attractive & Comparable Dividend Yield1… … With Lower Leverage3… … Less Interest Rate Exposure 4 … … And Less Prepayment Risk 5 5.6% 17.3% 6.0% 15.9% 6.0% 18.7% 6.6% 19.0% – 5% 10% 15% 20% 15.8% 13.9% 15.4% 13.6%12.3% 11.9% 19.9%2 12.8% – 5% 10% 15% 20% Note: All peer financial data on this slide based on available December 31, 2012 financial information as filed with the SEC. Peers include AGNC, ANH, ARR, CMO, CYS, HTS, IVR, MFA and NLY. (1) Reported fourth quarter 2012 dividend annualized, divided by closing share price as of December 31, 2012. Dividend data based on peer company press releases. (2) Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share. The $0.55 dividend declared in 4Q12 is not representative of ongoing earnings power. (3) Debt-to-equity defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity. (4) Represents estimated percentage change in equity value for +100bps change in interest rates. Change in equity value is asset change adjusted for leverage. Data not available for CMO and CYS. (5) Represents the CPR on the Agency RMBS portfolios, including Agency derivatives. TWO Peer Median Superior asset selection and risk management drive returns while taking on less risk. Q1-2012 Q2-2012 Q3-2012 Q4-2012 Q1-2012 Q2-2012 Q3-2012 Q4-2012 Peer Median TWO (0.9%) (13.0%) (3.1%) (6.8%) ( .1 ) (2.6%) (1.8%) (8.2%) (15%) (10%) (5%) – TWO Peer Weighted Average Q1-2012 Q2-2012 Q3-2012 Q4-2012 Q1-2012 Q2-2012 Q3-2012 Q4-2012 Q1-2012 Q2-2012 Q3-2012 Q4-2012 Q1-2012 Q2-2012 Q3-2012 Q4-2012 Q1-2012 Q2-2012 Q3-2012 Q4-2012 Q1-2012 Q2-2012 Q3-2012 Q4-2012 14 3.7x 4.3x 3.8x 3.4x 7.0x 7.6x 7.0x 7.1x – 2x 4x 6x 8x TWO Peer Median

Summary ▪ A REIT is a company that owns, and in many cases operates, income-producing real estate. ▪ There are 2 types of REITs: Equity REITs and Mortgage REITs. ― Mortgage REITs include commercial mortgage REITs and residential mortgage REITs. ― Residential Mortgage REITs include Agency mortgage REITs, non-Agency mortgage REITs, and hybrid mortgage REITs, such as Two Harbors. ▪ The primary risks associated with mortgage REITs are: interest rate risk, prepayment risk, mortgage credit risk, and liquidity risk. ▪ Mortgage REITs provide an opportunity for a high dividend yield and the potential for long-term capital appreciation. Looking to the future, we believe mortgage REITs are well positioned to deliver attractive stockholder returns. ▪ Two Harbors’ mission is to be recognized as an industry-leading mortgage REIT. ― Our hybrid model allows for flexibility across the Agency and non-Agency markets, as well as the potential to invest in other mortgage assets. 15

Contact Information 16 For further information, please contact: July Hugen Director of Investor Relations Two Harbors Investment Corp. 612.629.2514 July.Hugen@twoharborsinvestment.com Margaret M. Field Investor Relations Two Harbors Investment Corp. 212.364.3663 Margaret.Field@twoharborsinvestment.com

Appendix

Common REIT Acronyms 18 ▪ Residential Mortgage-Backed Security (“RMBS”): Securities that are secured by a mortgage or collection of mortgages. ▪ Government Sponsored Enterprise (“GSE”): Refers to Freddie Mac and Fannie Mae. GSE’s are not guaranteed by the U.S. government but have implicit credit protection.

Other Resources Two Harbors Investment Corp. http://www.twoharborsinvestment.com National Association of REITs (NAREIT) website: http://www.REIT.com U.S. Securities and Exchange Commission (SEC): http://www.investor.gov/investing-basics/investment-products/real-estate-investment-trusts-reits http://www.investor.gov/news-alerts/investor-bulletins/real-estate-investment-trusts-reits 19